UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2007

UNIVISION COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12223	95-4398884
(Commission File Number)	(IRS Employer Identification No.)

605 Third Avenue, 12th Floor

New York, NY 10158

(Address of principal executive offices)

(212) 455-5200

(Registrant’s telephone number, including area code)

500 Frank W. Burr Boulevard, 6th Floor

Teaneck, NJ 07666

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On April 23, 2007, Univision Communications Inc. (the “Company”) issued a press release announcing the commencement of a consent solicitation for amendments to the indenture and other applicable documents governing the Company’s 3.500% Senior Notes due 2007, 3.875% Senior Notes due 2008 and 7.85% Senior Notes due 2011.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Univision Communications Inc. dated April 23, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2007	UNIVISION COMMUNICATIONS INC.

	By:	/s/ C. Douglas Kranwinkle
	Name:	C. Douglas Kranwinkle
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Exhibit No.	Description

99.1	Press Release of Univision Communications Inc. dated April 23, 2007.